U. S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

      Date of Report ( Date of earliest event reported) September 29, 1999

                                     0-23545
                             Commission File Number

                             JRECK Subs Group, Inc.
        (Exact name of small business issuer as specified in its charter)

       Colorado                                       84-1317674
(State or other jurisdiction  of           (IRS Employer Identification Number)
incorporation  or organization)

  2101 West State Road 434, Suite 100,
        Longwood, Florida, 32779                          (407) 682-6363
(Address of principal executive offices)           (Issuer's telephone number
                                                      including  area code)

Item 2. Acquisition or Disposition of Assets.

On September 29, 1999 the former owners of Little king, Inc. (a wholly owned subsidiary) repurchased that company from JRECK Subs Group, Inc. for a return of 800,000 shares of the Company's common stock. The agreement was concluded as part of the original acquisition agreement which allowed for the repurchase of Little King. Inc. if the Company's common stock was not at least $1.50 per share on the second anniversary date of the acquisition (August 31, 1999). A summary balance sheet and statement or operations as of June 30, 1999 ad a pro-forma balance sheet and statement of operations after the repurchase is as follows:

                                               JRECK Subs Group, Inc.                      JRECK Subs Group. Inc.
                                                   Consolidated      Little King, Inc.           Proforma
                                                  Balance  Sheet       Balance  Sheet    Consolidated Balance Sheet
                                                  June 30, 1999        June 30, 1999           June 30, 1999
                                                   ------------         ------------            ------------
Current Assets                                     $  1,753,184         $     97,124            $  1,628,184
Property & Equipment (net)                              791,508                    0                 791,508
Excess Cost over Fair Value                          10,826,582            1,719,069               9,107,513
Other  Assets                                           820,506              191,454                 656,928
                                                   ------------         ------------            ------------
  Total Assets                                     $ 14,191,780         $  2,007,647            $ 12,184,133
                                                   ============         ============            ============

Current Liabilities                                $  4,132,496         $    658,880            $  3,473,616
Long Term Debt                                          985,952              287,437                 698,515
                                                   ------------         ------------            ------------
  Total Liabilities                                   5,118,448              946,317               4,172,131
Redeemable  Stock                                     3,519,288                    0               3,519,288
Shareholders' Equity                                  5,554,044            1,061,330               4,492,714
  Total Liabilities & Shareholders'
    Equity                                         $ 14,191,780         $  2,007,647            $ 12,184,133
                                                   ============         ============            ============


                                                                       Little King, Inc.   JRECK Subs Group, Inc.
                                               JRECK  Subs Group. Inc.   Income Stmt.             Proforma
                                              Consolidated Income Stmt.  Six Months             Income Stmt.
                                                  Six Months Ended         Ended             Six Months Ended
                                                  June 30, 1999         June 30,1999           June 30, 1999
                                                   ------------         ------------            ------------
Revenues                                           $  2,149,004         $    133,892            $  2,015,112
Costs & Expenses:
Cost of Retail Sales                                    348,287              101,709                 246,578
General & Administrative                              1,615,589                    0               1,615,589
Consulting & Investor Relations                         412,486                    0                 412,486
Interest                                                262,713               18,522                 244,191
Amortization & Depreciation                             426,471               61,644                 364,827
                                                   ------------         ------------            ------------
  Total Costs & Expenses                              3,065,546              181,875               2,883,671

Other                                                   125,471                    0                 125,471

Net Income Attributable to Common
  Shareholders'                                    $ (1,042,013)        $    (47,983)           $   (994,030)
                                                   ============         ============            ============
Basic Earnings Per Share                           $      (0.05)                                $      (0.05)

Item 7. Exhibits.

        Exhibit No.                     Description

          10.1 Repurchase Agreement between Sidney Wertheim and JRECK Subs, Group, Inc. for the repurchase of Little King, Inc. dated September 29, 1999.


                                   SIGNATURES

In accordance with all the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jreck Subs Group, Inc.
-----------------------------
     (Registrant)
                                       President &
10/08/99  Christopher M. Swartz   Duly Authorized Officer  Christopher M. Swartz
--------  ---------------------   -----------------------  ---------------------
 Date         Print Name                 Title                    Signature


                                  Chief Financial Officer
10/08/99   Michael F. Cronin   Principal Accounting Officer   Michael F. Cronin
--------   -----------------   ----------------------------   -----------------
 Date         Print Name                 Title                    Signature